UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2020

SANDRIDGE PERMIAN TRUST

(Exact name of Registrant as specified in its charter)

Delaware	001-35274	45-6276683
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Bank of New York Mellon Trust Company, N.A.
601 Travis Street, 16th Floor
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 236-6555 Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units of Beneficial Interest	PER	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ITEM 2.02. Results of Operations and Financial Condition.

On April 23, 2020, SandRidge Permian Trust (the “Trust”) issued a press release announcing that the quarterly distribution for the three-month period ended March 31, 2020 (which primarily relates to production attributable to the Trust’s interests from December 1, 2019 to February 29, 2020) of approximately $3.73 million, or $0.071 per unit, will not be paid in May 2020 because Avalon Energy, LLC (“Avalon”), as the assignor under the relevant conveyances relating to the oil and gas properties underlying the Trust, has informed The Bank of New York Mellon Trust Company, N.A., the trustee of the Trust (the “Trustee”), that Avalon is unable to pay on a timely basis the approximately $4.65 million it owes the Trust, which reflects the quarterly distribution amount together with approximately $0.73 million of Trust expenses and $0.19 million to be withheld by the Trustee for the Trust’s previously disclosed cash reserve for future known, anticipated or contingent expenses or liabilities of the Trust. Consequently, the Trustee will not be able to make the quarterly distribution to unitholders in May. In accordance with the terms of the relevant conveyances, the unpaid amount owed the Trust will accrue interest at the rate of interest per annum publicly announced from time to time by The Bank of New York Mellon Trust Company, N.A. at its “prime rate” in effect at its principal office in New York City until paid to the Trust. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the press release attached as Exhibit 99.1 is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, but instead is furnished for purposes of that instruction.

ITEM 7.01. Regulation FD Disclosure.

The information provided in Item 2.02 above is incorporated into this Item 7.01 by reference.

ITEM 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated April 23, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SANDRIDGE PERMIAN TRUST

By:	The Bank of New York Mellon Trust Company, N.A., as Trustee

	By:	/s Sarah Newell
		Name:	Sarah Newell
		Title:	Vice President

Date: April 23, 2020